UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 27, 2006

FIRST STATE BANCORPORATION

(Exact Name of Registrant as Specified in Charter)

New Mexico	001-12487	85-0366665
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7900 Jefferson NE

Albuquerque, New Mexico 87109

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code) (505) 241-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 27, 2006, the Compensation Committee of the Board of Directors of First State Bancorporation approved and the Board of Directors ratified new salaries for the following executive officers effective January 1, 2007, in the amounts set forth below:

Executive Officer	2006 Salary	2007 Salary
Michael R. Stanford, President and CEO	$375,000	$450,000
H. Patrick Dee, Executive VP and COO	$266,200	$340,000
Christopher C. Spencer, Senior VP and CFO	$195,000	$220,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST STATE BANCORPORATION

Date: November 2, 2006

	By:	/s/ Christopher C. Spencer
Christopher C. Spencer
Senior Vice President and
Chief Financial Officer